S&C

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]   Preliminary proxy statement.
[X]   Definitive proxy statement.
[ ]   Definitive additional materials.
[ ]   Soliciting material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           THE NEW GERMANY FUND, INC.

 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                           THE NEW GERMANY FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 22, 2004

                                   ----------

      To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017 for the following purposes:

      1. To elect five (5) Directors, four to serve for a term of three years and one to serve for a term of one year and until their successors are elected and qualify.

      2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004.

      3.    To act upon, if presented, certain stockholder proposals.

      4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      Only holders of record of Common Stock at the close of business on April 30, 2004 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

      If you have any questions or need additional information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-654-2468.

                                              By Order of the Board of Directors

                                              Bruce A. Rosenblum
                                              Secretary

Dated: May 26, 2004

      Whether or not you expect to attend the meeting, please sign the enclosed proxy and promptly return it to the Fund. We ask your cooperation in mailing in your proxy promptly, so that the Fund does not incur any additional expenses of solicitation of proxies.

                           THE NEW GERMANY FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                         Annual Meeting of Stockholders
                                  June 22, 2004

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This Proxy Statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of five (5) directors of the Fund ("Directors") (Proposal 1), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP as independent auditors for the Fund (Proposal 2) and AGAINST each of the stockholder proposals (Proposals 3 and 4). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on April 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 25,613,263 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of proxy will first be mailed to stockholders on or about May 26, 2004.

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class I expires at the 2004 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Four Class I nominees and one Class II nominee are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

      The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, Mr. Zuhlsdorff, Ambassador Burt and Mr. Walbrol who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995, June 20, 1997,
April 23, 2004 and April 23, 2004, respectively.

Nominees Proposed for Election:

------------------------------------------------------------------------------------------------------------------------------------
                                                          Class I Directors
                                   (Term will Expire in 2004; Nominees for Term Expiring in 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                      Non-Interested Directors
Ambassador  Director     Since       Chairman, Diligence LLC,              69       Director of The Central Europe          None
Richard R.               2004        formerly IEP Advisors, Inc.                    and Russia Fund, Inc. (since
Burt, 57                             (information collection,                       2000) and The Germany Fund, Inc.
                                     analysis, consulting and                       (since 2000), as well as other
                                     intelligence) (since 1998).                    funds in the Fund Complex as
                                     Chairman of the Board, Weirton                 indicated.(6) Board Member, IGT,
                                     Steel Corp. (since 1996).                      Inc. (gaming technology) (since
                                     Partner, McKinsey & Company                    1995). Board Member, Hollinger
                                     (1991-1994). U.S. Ambassador to                International (printing and
                                     the Federal Republic of Germany                publishing) (since 1995). Board
                                     (1985-1989). Chairman, IEP                     Member, HCL Technologies, Inc.
                                     Advisor, LLP (international                    (information technology and
                                     consulting).                                   product engineering) (since
                                                                                    1999). Member, Textron
                                                                                    Corporation International
                                                                                    Advisory Council (aviation,
                                                                                    automotive, industrial operations
                                                                                    and finance) (since 1996).
                                                                                    Director, UBS-Paine Webber family
                                                                                    of Mutual Funds.


------------------------------------------------------------------------------------------------------------------------------------
                                                          Class I Directors
                                   (Term will Expire in 2004; Nominees for Term Expiring in 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                      Non-Interested Directors
Richard     Director     Since       Consultant. Vice Chairman and         1        Independent Non-Executive Director      9,251
Karl                     1990        Chief Financial Officer of                     of Aviva plc (financial services),
Goeltz, 61                           American Express Co.                           Director of Federal Home Loan
                                     (1996-2000); Group Chief                       Mortgage Corporation and The
                                     Financial Officer and Member of                Warnaco Group Inc.; Member of the
                                     the Board of Directors of                      Court of Governors and the Council
                                     National Westminster Bank Plc.                 of the London School of Economics
                                     (1992-1996).                                   and Political Science.

Robert H.   Director     Since       President, Robert H. Wadsworth        69       Director of The Germany Fund, Inc.      6,600
Wadsworth,               1992        Associates, Inc. (consulting                   (since 1986) and The Central
64                                   firm) (May 1983 to present).                   Europe and Russia Fund, Inc.
                                     Formerly, President and Trustee,               (since 1990), as well as other
                                     Trust for Investment Managers                  funds in the Fund Complex as
                                     (registered investment                         indicated.(6)
                                     companies) (April 1999-June
                                     2002). President, Investment
                                     Company Administration, L.L.C.
                                     (January 1992(4)-July 2001).
                                     President, Treasurer and
                                     Director, First Fund
                                     Distributors, Inc. (mutual fund
                                     distribution) (June 1990-January
                                     2002). Vice President,
                                     Professionally Managed
                                     Portfolios (May 1991-January
                                     2002) and Advisors Series Trust
                                     (registered investment
                                     companies) (October 1996-January
                                     2002).

------------------------------------------------------------------------------------------------------------------------------------
                                                          Class I Directors
                                   (Term will Expire in 2004; Nominees for Term Expiring in 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                       Interested Director(5)
Christian   Director     Since       Director (since 1999) and             3        Director of The Germany Fund, Inc.      None
H.                       1990        Managing Director (1991-1999) of               (since 1986) and The Central
Strenger,                            DWS Investment GmbH (investment                Europe and Russia Fund, Inc.
60                                   management).                                   (since 1990).(6) Member,
                                                                                    Supervisory Board, Fraport AG
                                                                                    (international airport business).
                                                                                    Board member, Incepta PLC (media
                                                                                    and advertising).


------------------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                     (Term will Expire in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                       Non-Interested Director
Werner      Director     Since       President and Chief Executive         3        Director of The Central Europe and      None
Walbrol,                 2004        Officer, The European American                 Russia Fund, Inc. (since 1990) and
66                                   Chamber of Commerce, Inc. Senior               The Germany Fund, Inc. (since
                                     Adviser, Coudert Brothers LLP.                 1986);(6) Director, TUV Rheinland
                                     Formerly, President and Chief                  of North America, Inc.
                                     Executive Officer, The German                  (independent testing and
                                     American Chamber of Commerce,                  assessment services). President
                                     Inc.                                           and Director, German-American
                                                                                    Partnership Program (student
                                                                                    exchange programs). Director, AXA
                                                                                    Art Insurance Corporation (fine
                                                                                    art and collectible insurer).

Directors whose terms will continue:
------------------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                     (Term will Expire in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                      Non-Interested Directors
John H.     Director     Since       Consultant (since 2002); Vice         3        Director of The Germany Fund, Inc.      3,004
Cannon, 62               1990        President and Treasurer Venator                (since 2004) and The Central
                                     Group/ Footlocker Inc. (footwear               Europe and Russia Fund, Inc.
                                     retailer) (until 2001).                        (since 2004).(6)

Peter       Director     Since       Managing Director of Tengelmann       1        Chairman of the Supervisory Board,      None
Zuhlsdorff,              1997        Unternehmensgruppe (since 1998);               GfK AG, Merck KGaA and Escada AG;
63                                   Deutsche Industrie Holding                     Member of the Supervisory Board,
                                     (holding company) (since 1997),                Deutz AG, Kaisers Tengelmann AG
                                     Bewerbungskomitee Leipzig 2012                 and TV Loonland AG; Member of the
                                     GmbH, and PZ Sportpark GmbH                    Advisory Board, Tengelmann
                                     (since 1996).                                  Verwaltungs-und
                                                                                    Beteiligungsgesellschaft GmbH.


------------------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                     (Term will Expire in 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                       Interested Director(5)


John Bult,  Director     Since       Chairman, PaineWebber                 3        Director of The Germany Fund, Inc.      2,721
68                       1990        International (since 1985).                    (since 1986) and The Central
                                                                                    Europe and Russia Fund, Inc.
                                                                                    (since 1990).(6) Director of The
                                                                                    France Growth Fund, Inc.
                                                                                    (closed-end fund). Director of The
                                                                                    Greater China Fund, Inc.
                                                                                    (closed-end fund).

------------------------------------------------------------------------------------------------------------------------------------
                                                         Class III Directors
                                                     (Term will Expire in 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                      Non-Interested Directors

Dr. Franz   Director     Since       Member of the Boards of               1        Chairman of the Supervisory Board       None
Wilhelm                  1993        Management of ERGO                             of Iddenkapital Media Finance.
Hopp, 61                             Versicherungsgruppe AG; ERGO                   Member of the Supervisory Boards
                                     Europa Beteiligungsgesellschaft                of Jenoptik, AG; TMW Immobilien
                                     AG; ERGO International AG                      AG; Oesterreichische Volksbanken;
                                     (insurance) (over five years).                 KarastadtQuelle Bank GmbH; GFKL
                                     Former Member of the Boards of                 Financial Services AG; MEAG Munich
                                     Management of VICTORIA Holding;                ERGO Kapitalanlagegesellschaft
                                     VICTORIA Lebensversicherung AG;                mbH; Internationales
                                     VICTORIA Versicherung AG;                      Immobilieninstitut GmbH; TMW Real
                                     VICTORIA International; VICTORIA               Estate Group L.P., and Victoria
                                     Ruckversicherung AG and D.A.S.                 Volksbanken, Oesterreich. Member
                                     Versicherungs-AG. (insurance).                 of the Administrative Boards of
                                                                                    Frankfurter Volksbank and HSBC
                                                                                    Trinkaus & Burkhardt. Member of
                                                                                    the Advisory Boards of Dresdner
                                                                                    Bank AG; EnBW Energie
                                                                                    Baden-Wuertenberg AG; Falke Bank
                                                                                    AG; Landeskreditbank
                                                                                    Baden-Wuertenberg; Millenium
                                                                                    Entertainment Partners L.P. and
                                                                                    MPE Hotel, LLC.


------------------------------------------------------------------------------------------------------------------------------------
                                                         Class III Directors
                                                     (Term will Expire in 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of
                                                                       Portfolios                                        Shares of
                                                                         in Fund                                          Common
                           Term of                                     Complex(2)                                          Stock
                         Office and                                    Overseen by                                      Beneficially
  Name,                    Length                                      Director or                                       Owned at
Address(1)  Position(s)    of Time          Principal Occupation(s)    Nominee for     Other Directorships Held by        April 2,
  & Age      with Fund     Served           During Past Five Years      Director     Director or Nominee for Director      2004(3)
----------  -----------  ----------  --------------------------------  -----------  ----------------------------------  ------------
                                                      Non-Interested Directors
Ernst-      Director     Since       Consultant. Vice Chairman of the      1        Member of the District Advisory         None
Ulrich                   1995        Supervisory Boards of Bopp &                   Board of Gerling-Konzern (until
Matz, 70                             Reuther AG (valve, control,                    2002); Chairman of the Rumanian
                                     measurement and safety                         Group in the German East-West
                                     technology) (until 2001). Chief                Trade Committee (until 2002);
                                     Financial Officer and member of                Member of Advisory Council of
                                     the Board of Directors of IKWA                 Peters Associates AG. Member of
                                     Aktiengesellschaft (production                 Advisory Council of Herder GmbH &
                                     and manufacturing technology)                  Co. KG; Member of Supervisory
                                     (1978 until 2000). Member of the               Board of Photon AG. Member of the
                                     Supervisory Boards of Ex-Cell-O                District Advisory Board of
                                     AG (machine tool and system                    Deutsche Bank AG, Mannheim (until
                                     manufacturer) (until 2001) and                 1999).
                                     ARO SA (until 2000) (resistance
                                     welding).

Dr. Frank   Director     Since       Deputy Chairman of the                1        None                                    None
Tromel,                  1990        Supervisory Board of DELTON AG
68(7)                                (strategic management holding
                                     company operation in the
                                     pharmaceutical, household
                                     products, logistics and power
                                     supply sectors) (since 2000).
                                     Member (since 2000) and
                                     Vice-President (since 2002) of
                                     the German Accounting Standards
                                     Board; Chairman of the Board of
                                     Managing Directors of DELTON AG
                                     (1990-1999); Chairman of the
                                     Board of Managing Directors of
                                     AL TANA AG (management holding
                                     company for the pharmaceutical
                                     and chemical operation)
                                     (1987-1990) and Member of the
                                     Board (1977-1987).


------------------------------------------------------------------------------------------------------------------------------------
                                                        Executive Officers(8)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Shares of
                                        Term of                                                                         Common
                                      Office and                                                                         Stock
                        Position(s)     Length                                                                       Beneficially
                           with         of Time                         Principal Occupation(s)                         Owned at
Name, Address(1) & Age     Fund         Served                          During Past Five Years                      April 2, 2004(3)
----------------------  ------------  ----------  ----------------------------------------------------------------  ----------------

Richard T. Hale, 58(9)  President     Year to     Managing Director, Deutsche Investment Management Americas Inc.         None
                        and Chief     year since  (2003-present); Managing Director, Deutsche Bank Securities Inc.
                        Executive     2001        (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                        Officer                   Management (1999 to present); Director and President, Investment
                                                  Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                  present); Director, Scudder Global Opportunities Fund (since
                                                  2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc.
                                                  (2002 to present) (registered investment companies); Vice
                                                  President, Deutsche Asset Management, Inc. (2000 to present).
                                                  Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999); CABEI Fund (2000 to
                                                  2004), North American Income Fund (2000 to 2004) (registered investment companies).

Vincent J. Esposito,    Vice          Year to     Managing Director, Deutsche Asset Management (2003 to present).         None
47(10)                  President     year since  Formerly, Managing Director and Head of Relationship Management,
                                      2003        Putnam Investments (March 1999-2003) and Managing Director and
                                                  National Sales Manager, Putnam Investments (March 1997-March
                                                  1999).

Bruce A. Rosenblum,     Secretary     Year to     Director, Deutsche Asset Management (2002 to present); prior            None
43                                    year since  thereto, Vice President of Deutsche Asset Management
                                      2003        (2000-2002); and partner with the law firm of Freedman, Levy,
                                                  Kroll & Simonds (1997-2000).

Charles A. Rizzo,       Chief         Year to     Director, Deutsche Asset Management (April 2000 to present).            None
46(10)                  Financial     year since  Formerly, Vice President and Department Head, BT Alex. Brown
                        Officer and   2003        Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                        Treasurer                 Senior Manager, Coopers & Lybrand L.L.P. (now
                                                  PricewaterhouseCoopers LLP) (1993-1998).

Kathleen Sullivan       Assistant     Year to     Director, Deutsche Asset Management (2002 to present). Formerly         None
D'Eramo, 47(10)         Treasurer     year since  Senior Vice President, Zurich Scudder Investments (2000-2002);
                                      2003        Vice President, Zurich Scudder Investments and its predecessor companies (1995-2000).


--------------

(1) The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Bank Securities, Inc., 345 Park Avenue, New York, New York 10154.

(2) Includes The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. It also includes 201 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3) All Directors and Executive Officers as a group (16 persons) owned 21,576 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(4)   Inception date of the corporation which was the predecessor to the LLC.

(5) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities L.L.C., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(6) The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder

                                              (footnotes continued on next page)

      MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserve Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp., each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

(7) Mr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(8) Each also serving as an officer of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

(9) Mr. Hale announced his intent to retire effective June 18, 2004. In connection with his retirement, we anticipate that Mr. Hale will resign as President and CEO of the Fund as of that date. The Board of Directors will consider a replacement for Mr. Hale at its Board Meeting on July 12, 2004.

(10) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                          Aggregate Dollar Range of Equity
                                                                         Securities in All Funds Overseen by
                                               Dollar Range of Equity     Director or Nominee in Family of
      Name of Director or Nominee             Securities in the Fund(1)     Investment Companies (1), (2)
      ---------------------------             -------------------------     -----------------------------
      John Bult                                   $10,001 - $50,000                 Over $100,000
      Ambassador Richard R. Burt                        None                     $50,001 - $100,000
      John H. Cannon                              $10,001 - $50,000               $10,001 - $50,000
      Richard Karl Goeltz                        $50,001 - $100,000              $50,001 - $100,000
      Dr. Franz Wilhelm Hopp                            None                            None
      Ernst-Ulrich Matz                                 None                            None
      Christian H. Strenger                             None                      $10,001 - $50,000
      Dr. Frank Tromel                                  None                            None
      Robert H. Wadsworth                         $10,001 - $50,000                 Over $100,000
      Werner Walbrol                                    None                     $50,001 - $100,000
      Peter Zuhlsdorff                                  None                            None

----------
(1)   Valuation date is April 2, 2004.

(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has four standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee") and a nominating committee (the "Nominating Committee").

      The Audit Committee, comprising Messrs. Burt, Cannon, Wadsworth and Walbrol, operates pursuant to a written charter which is attached hereto as Exhibit A. The Audit Committee's organization and responsibilities are contained in the Audit Committee Report, which is included in this proxy statement, and in its written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission

("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met five times during the fiscal year ended December 31, 2003.

      The Advisory Committee, comprising Messrs. Cannon, Goeltz, Matz, Tromel and Wadsworth, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year.

      The Executive Committee, comprising Messrs. Cannon, Goeltz, Strenger and Wadsworth, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

      The Nominating Committee, comprising Messrs. Cannon, Goeltz, Tromel and Wadsworth, operates pursuant to a written charter which is attached hereto as Exhibit B. The Board has determined that each of the members is not an "interested person" as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Nominating Committee's organization and responsibilities are set forth in the Nominating Committee Charter. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund's By-laws. The relevant portions of the Fund's By-laws describing these requirements are included as Exhibit C. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

      The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The relevant portions describing these requirements are included as Exhibit C. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met once during the past fiscal year.

      All members on each of the four committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee).

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director that served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2003 Annual Meeting of Stockholders.

      To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or an individual Director and the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

     The Fund pays each of its Directors who is not an interested person of the Fund, the investment adviser or the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central Europe and Russia Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and effective, as of January 1, 2002, no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 201 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2003, and (b) the total compensation from the Fund Complex that includes the Fund for the fiscal year ended December 31, 2003, and for those funds whose fiscal year ended on October 31, 2003, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                   Aggregate Compensation   Total Compensation
       Name of Director                   From Fund          From Fund Complex
        ---------------            ----------------------   -------------------
 Ambassador Richard R. Burt               $     0                $168,640
 John H. Cannon                           $16,500                $ 16,500
 Richard Karl Goeltz                      $15,000                $ 15,000
 Dr. Franz Wilhelm Hopp                   $10,500                $ 10,500
 Ernst-Ulrich Matz                        $10,500                $ 10,500
 Dr. Frank Tromel                         $11,250                $ 11,250
 Robert H. Wadsworth                      $10,250                $170,000
 Werner Walbrol                           $     0                $ 34,500
 Peter Zuhlsdorff                         $10,500                $ 10,500
                                          -------                --------
 Total                                    $84,500                $447,390
                                          -------                --------

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

            The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote.  Provided a quorum has been  established,  the  affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.

      PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent auditors for the Fund for the fiscal year ending December 31, 2004. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have ratified the appointment of PwC as the Fund's independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

      Neither our charter nor By-laws requires that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending December 31, 2004. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

          INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT AUDITORS

      The following table shows fees paid to PwC by the Fund during the Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund's manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the "Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, the Fund's manager, the Fund's investment adviser and all Adviser Entities is compatible with maintaining PwC's independence.

                          Audit Fees(1)   Audit Related Fees(2)        Tax Fees(3)        All Other Fees(4)
                          -------------   ---------------------    -------------------   ------------------
                                                       Adviser                 Adviser              Adviser
                             Fund          Fund       Entities      Fund      Entities    Fund     Entities
                             ----          ----       --------    -------     --------    ----     --------
2003 ...................    $51,164         --           --       $ 9,267        --        --         --
2002 ...................    $45,500         --           --       $12,034        --        --         --

                                                        (footnotes on next page)

----------
(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

      Audit Committee Pre Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Fund's investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. The Chair of the Audit Committee may approve or deny the request to engage the auditors to provide any fund services or fund-related services that are not listed on the pre-approved list if the cost associated with the request is $50,000 or less, or at the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund's operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee. The engagement of the auditors to provide certain services customarily required by a Fund in the ordinary course of its operation or by an Adviser Entity in the ordinary course of its operation is approved by the Audit Committee subject to pre-determined dollar limits. In all cases where an Adviser Entity engages the auditors to provide audit or non-audit services not previously described here and the projected fees for such engagement exceed $25,000, the auditors will notify the Audit Committee not later than their next meeting.

      All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Advisor Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

                 Fiscal Year          Aggregate Non-Audit Fees
                 -----------          ------------------------
                   2003                      $1,880,929
                   2002                      $  468,792


                             AUDIT COMMITTEE REPORT

      The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and 2) to prepare this report. Each Member of the Audit Committee is "independent," as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with Management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Fund's investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund's investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

      The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. The Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
John H. Cannon
Robert H. Wadsworth
Werner Walbrol

              INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

Adviser

      The Fund entered into an investment advisory agreement with Deutsche Asset Management International GmbH ("DeAM"), with principal offices located at Mainzer Landstrasse 178-190, 60327 Frankfurt am Main, Germany (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. This agreement continues in effect for successive twelve-month periods from its initial term, but only if the agreement is approved for continuance annually by the Fund's board of directors in accordance with the requirements of the Investment Company Act. Pursuant to the Investment Advisory Agreement, DeAM, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Fund's manager, Deutsche Bank Securities Inc., ("DBSI"), with respect to the Fund's investments and, upon instructions given by DBSI as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Advisory Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 23, 2004, resolved to continue the Investment Advisory Agreement. Since neither DeAM nor DBSI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement.

      DeAM, a corporation organized under the laws of the Federal Republic of Germany ("Germany"), is a wholly-owned subsidiary of DB Financial Services Holding GmbH ("DBFSH"), DBFSH is a wholly-owned subsidiary of DB Capital Markets (Deutschland) GmbH ("DBCM"), which is a wholly-owned subsidiary of Deutsche Bank A.G. The principal corporate offices of DBFSH and DBCM are Mainzer Landstrasse 12 D 60325, Frankfurt am Main, Germany. DeAM provides international portfolio management services to institutional investors worldwide. As of December 31, 2003, funds worth $8.7 billion were managed by DeAM for institutional accounts in more than ten countries, including the United States. DeAM also serves as investment adviser for The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are closed-end registered investment companies, whose shares are traded on the New York Stock Exchange ("NYSE").

      With total assets of approximately $1.0 trillion, Deutsche Bank AG is the largest commercial and investment bank in Germany and a leading European financial institution, and is ranked among the world's largest banks in terms of total assets as of December 31, 2003. Its principal corporate offices are located at Taunusanlage 12, 60325 Frankfurt am Main, Germany. Deutsche Bank AG and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities. The total amount of funds under management by Deutsche Bank AG and its affiliates was approximately $714 billion as of December 31, 2003. Its shares trade on exchanges including the Frankfurt Stock Exchange, NYSE and Xetra (German Stock Exchange).

      Certain information regarding the principal executive officers of DeAM is set forth below. DeAM does not have a supervisory board of directors.

     Name and Address                   Principal Occupation
     ----------------                   --------------------
Hans-Joerg Baumann                      Managing Director,
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Herbert Michel                          Managing Director,
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Dr. Klaus Moessle                       Managing Director,
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Christophe Bernard                      Managing Director, Chief
Mainzer Landstrasse 178-190             Investment Officer
60327 Frankfurt am Main                 DeAM
Germany

Ralf Ring                               Head of Compliance
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Marcus Goering                          Managing Director, Chief Operating
Mainzer Landstrasse 178-190             Officer, Head of Legal
60327 Frankfurt am Main                 DeAM
Germany

Frank Scheidig                          Managing Director
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Markus Oliver Behrens                   Managing Director
Mainzer Landstrasse 178-190             DeAM
60327 Frankfurt am Main
Germany

Manager

      The Fund entered into a management agreement with DBSI, with principal offices located at 60 Wall Street, New York, New York (at the time of execution of the agreement, Deutsche Bank Capital Corporation) on March 6, 1990. This agreement continues in effect for successive twelve-month periods from its initial term, but only if the agreement is approved for continuance annually by the Fund's Board of Directors in accordance with the requirements of the Investment Company Act. Pursuant to the Management Agreement, DBSI is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAM, determines suitable securities for investment by the Fund. It (i) handles the Fund's relationships with its stockholders, including stockholder inquiries relating to the Fund, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and NYSE listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DBSI provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend-paying agent. In addition, DBSI (i) determines and publishes the Fund's net asset value in accordance with its policy as adopted from time to time by the Board of Directors, (ii) establishes the Fund's operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid to the Fund's stockholders, (iv) provides the board of directors with financial analyses and reports necessary for the board to fulfill its fiduciary responsibilities, (v) maintains the books and records of the Fund required by the Investment Company Act (other than those being maintained by the Fund's custodian and transfer and dividend-paying agent and registrar, as to which DBSI oversees such maintenance), (vi) prepares the Fund's United States federal, state and local income tax returns, (vii) prepares financial information for the Fund's proxy statements and quarterly and annual reports to stockholders and (viii) prepares the Fund's reports to the SEC. The Management Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 23, 2004, resolved to continue the Management Agreement.

      DBSI is a wholly-owned subsidiary of DB U.S. Financial Markets Holding Corporation ("DBUSH"). DBUSH is a wholly-owned subsidiary of Taunus Corporation ("Taunus"), which is a wholly-owned subsidiary of Deutsche Bank AG. DBUSH and Taunus each have principal corporate offices at 60 Wall Street, New York, New York 10005. DBSI is engaged in the securities underwriting, investment advisory and securities brokerage business, and is a member of the NYSE and other principal United States stock exchanges. DBSI also serves as manager for The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are closed-end registered investment companies.

      Certain information regarding the directors and principal executive officers of DBSI is set forth below.

         Name and Address               Principal Occupation
         ----------------               --------------------

         Seth H. Waugh                  Chairman, Board of Directors
         60 Wall Street
         New York, New York 10005

         Michael Colon                  Member, Board of Directors
         60 Wall Street
         New York, New York 10005

         Marc Pfeffer                   Member, Board of Directors
         60 Wall Street
         New York, New York 10005

         Charles von Arentschildt       Member, Board of Directors; President
         60 Wall Street                 and Chief Executive Officer
         New York, New York 10005

         Richard W. Ferguson            Managing Director and Treasurer
         60 Wall Street
         New York, New York 10005

         Michael Kiernan                Managing Director and Chief
         60 Wall Street                 Operations Officer
         New York, New York 10005

         Eric Gallinek                  Managing Director and Chief
         60 Wall Street                 Compliance Officer
         New York, New York 10005

         Christopher J. Mahon           Managing Director and Co-Chief
         60 Wall Street                 Compliance Officer
         New York, New York 10005

         John J. Rioux                  Managing Director and Co-Chief
         60 Wall Street                 Compliance Officer
         New York, New York 10005

         Robert M. Broughton            Director and Chief Financial Officer
         60 Wall Street
         New York, New York 10005

         Greg Eickbush                  Director and Chief Operating Officer
         60 Wall Street
         New York, New York 10005

         James T. Byrne, Jr.            Secretary
         60 Wall Street
         New York, New York 10005

         Sonja K. Olsen                 Assistant Secretary
         60 Wall Street
         New York, New York 10005

Investment Advisory Agreement, Management Agreement and Fees

      Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Investment Advisory Agreement and the Management Agreement (copies of which are attached hereto as Exhibits D and E, respectively). In preparation for the meeting, the Advisory Committee of the Board (consisting exclusively of non-interested directors) requests and reviews a wide variety of materials provided by DeAM and DBSI, as well as extensive data provided by third parties, and the Advisory Committee receives advice from counsel to the non-interested directors. Upon completion of its review, the Advisory Committee makes a recommendation to the Board of Directors regarding continuation of the Investment Advisory Agreement and the Management Agreement. At its meeting on April 22, 2004, the Advisory Committee recommended continuation of these Agreements. At its meeting on April 23, 2004, the Board of Directors, including all non-interested members, approved the continuation of the Investment Advisory Agreement and the Management Agreement. The Advisory Committee's recommendation and the Board's approval were made after careful consideration of many different factors including: (i) the performance of the Fund versus the performance of other funds in the Fund's peer group and in comparison to relevant market indices, (ii) the investment objective and policies of the Fund, (iii) the nature, extent and quality of the service provided by DeAM and DBSI, (iv) the qualifications and experience of investment personnel of DeAM and DBSI, (v) the excellent reputation and overall financial condition of DeAM and DBSI, (vi) the access to the extensive research and other resources of Deutsche Bank Group,
(vii) the investment advisory fee and management fee and the fees paid to other advisors and managers, (viii) other expenses of the Fund and the comparative expense ratios of other similar closed-end funds, (ix) the profitability of DeAM and DBSI with respect to the Fund, (x) indirect benefits to affiliates of DeAM and DBSI, such as brokerage, (xi) the extent to which DeAM and DBSI have realized or will realize economies of scale as the Fund grows, and (xii) the benefits of continuity in services to be provided by DeAM and DBSI. After evaluating the investment advisory relationship and management relationship under such factors, the Advisory Committee recommended, and the Board, including the non-interested members, determined that it was satisfied with the nature and quality of services provided by DBSI and DeAM, and that the fees charged for these services were reasonable. Accordingly, the Advisory Committee voted unanimously to recommend continuation of, and the Board voted unanimously to continue, the Investment Advisory Agreement and the Management Agreement.

      Summarized below is information about the advisory fees of DeAM and the management fees of DBSI with respect to the Fund, The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc.:

                                                                                            The Central Europe
                             The Fund                       The Germany Fund, Inc.          and Russia Fund, Inc.
                             --------                       ----------------------          ---------------------
Net assets at April 2, 2004  $238,790,051.38                $124,314,263.13                 $286,418,813.29

Rate of advisory fees        Annual rate of 0.35% of the Fund's  average weekly net assets up to $100 million
ofDeAM(1)                    and 0.25% of such assets in excess of $100 million, computed on the basis of net asset  value at the end of each  week and  payable  at the end of each  calendar month.

Rate of management           Annual rate of 0.65% of the    Annual rate of 0.65% of the     Annual rate of 0.65% of the
fees ofDBSI(1)               Fund's average weekly net      Fund's average weekly net       Fund's average weekly net
                             assets up to $100 million,     assets up to $50 million and    assets up to $100 million
                             0.55% of such assets in        0.55% of such assets in         and 0.55% of such assets in
                             excess of $100 million and     excess of $50 million,          excess of $100 million,
                             up to $500 million and 0.50%   computed in each case on the    computed in each case on the
                             of such assets in excess of    basis of net asset value at     basis of net asset value at
                             $500 million, computed in      the end of each week and        the end of each week and
                             each case on the basis of      payable at the end of each      payable at the end of each
                             net asset value at the end     calendar month.                 calendar month.
                             of each week and payable at
                             the end of each calendar
                             month.

----------
(1) Neither DeAM nor DBSI waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

      During the fiscal year ended December 31, 2003, the Fund paid aggregate amounts of $524,870 and $1,034,385 to DeAM and DBSI, respectively, in respect of fees. In addition, during such period, the Fund paid an aggregate amount of $132,320 in brokerage commissions to Deutsche Bank AG or its affiliates, which constituted approximately 23.79% of the Fund's aggregate brokerage commissions of $556,156.

      Subject to best price together with efficient execution, orders are placed with brokers and dealers who supply research, market and statistical information ("research" as defined in Section 28(e) of the Exchange Act) to the Fund, its manager and investment adviser. The Fund's commissions to such brokers may not represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. The research may be used by the Fund's manager and investment adviser in advising other clients. Conversely, the information provided to our manager and investment adviser by brokers and dealers through whom their other clients effect securities transactions may be useful to them in providing investment advice to the Fund. Although research from brokers and dealers may be useful to the Fund's manager and investment adviser, it is only supplementary to their own efforts. For the fiscal year ended December 31, 2003, transactions in the Fund's portfolio securities with associated brokerage commissions of approximately $556,156 were allocated to persons or firms supplying research to the Fund, its manager or its investment adviser.

      Neither DeAM nor DBSI is liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement or the Management Agreement, respectively, relates, except for any loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties
under  the  Investment   Advisory   Agreement  or  the

Management Agreement, respectively, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

      The Investment Advisory Agreement and the Management Agreement provide that DeAM and DBSI, respectively, each bears all expenses of all employees and overhead incurred by it in connection with its duties thereunder. DBSI pays all salaries and fees of the Fund's directors and officers who are "interested persons" (as such term is defined in the 1940 Act) of DBSI. The Fund bears all of its own expenses, including, but not limited to, the following: expenses of organizing the Fund, fees and out-of-pocket travel expenses of the Fund's directors who are not "interested persons" (as such term is defined in the 1940
Act) of any other party and other expenses incurred by the Fund in connection with directors' meeting, interest expense, taxes and governmental fees, brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities, membership dues to professional organizations, premiums allocable to fidelity bond insurance coverage, expenses of preparing stock certificates, expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions, charges and expenses of the Fund's legal counsel and independent auditors, Custodian and Transfer and Dividend-Paying Agent, expenses of obtaining and maintaining stock exchange listings of the Fund's shares, and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

      The services of DeAM and DBSI under the Investment Advisory Agreement and Management Agreement, respectively, are not deemed to be exclusive, and nothing in the Investment Advisory Agreement or the Management Agreement prevents any party, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of DeAM or DBSI desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales will, to the extent feasible, be allocated among such clients and the Fund in a manner believed by DeAM or DBSI, respectively, to be equitable to such clients. The allocation of securities may adversely affect the price and quantity of purchases and sales of securities by the Fund.

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that she intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by her will be furnished by the Secretary of the Fund upon request.

      RESOLVED:   The  investment  advisory  agreement  between  Deutsche  Asset
Management International GmbH and the Fund shall be terminated.

                              SUPPORTING STATEMENT

      My goal is to enable all stockholders of the Fund to realize net asset value ("NAV") for their shares. The surest way to achieve this is to convert the Fund to an open-end fund (or to merge it into an existing open-end fund). If the Fund is open-ended, every shareholder will benefit. For example, if you own 1,000 shares of the Fund, they will be worth about $1,570 more if it open-ends than if it remains a closed-end fund.

      I believe that the current investment advisor, Deutsche Asset Management International GmbH, is the main impediment to open-ending because of a conflict of interest. The Deutsche Bank Group is selling many competing mutual funds in Europe and especially in Germany but they do not show any interest in offering The New

Germany Fund to their numerous customers as an alternative. Deutsche Bank did not undertake the few necessary steps to get rid of the tax disadvantage this fund has to domestic funds in Germany. We need to remove this impediment to increase the value of our shares. Passage of this proposal would not result in the immediate open-ending of the fund but would give the Board of Directors the chance to quickly hire a new investment advisor who is amendable to do whatever is necessary to enhance shareholder value. The Germans would be eager to buy a well managed fund with a discount and within a few months the fund should trade around NAV.

      The meager measures like buy-backs meant to narrow the Fund's persistent discount have not accomplished much. The Fund has still one of the highest discounts among World Equity Funds. We deserve an investment advisor who is more concerned with increasing shareholder value than with promoting competing funds.

                  OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

Your Board of Directors believes that this proposal is misleading. The "main impediment" to open-ending the Fund is not its investment adviser. That decision rests entirely with your independent Directors, subject to approval by stockholders owning a majority of the outstanding shares. By law, your independent Directors must apply their business judgment to look solely after your interests as stockholders. Your Directors believe the Fund is most effectively continued in its original, closed-end format. It is improper to suggest the investment adviser controls the decision. We urge you to keep this important fact in mind in considering our reasons for voting against the proposal below.

      Wrong  Means  to  the  Wrong  End.  This  proposal   wrongly  states  that
terminating the investment adviser will lead to open-ending the Fund. It will not do that, but it could harm your investment. Here are the facts.

      If approved by stockholders, this proposal would directly terminate the investment advisory agreement with your Fund's investment adviser. Your Fund's investment process would therefore be disrupted since a new adviser would have to be hired and may have a different investment approach. The Fund would incur expenses because under the Investment Company Act, a new agreement would require another stockholder approval.

      Furthermore, open-ending the Fund could frustrate its basic investment objective. Open-end funds often must make involuntary portfolio sales to meet redemption requests. Not having to worry about raising cash on a moment's notice allows the Fund's manager to keep the Fund fully invested and search out the medium- and smaller-sized German companies that are the Fund's mandate. Your Fund is currently over 80% invested in small- and mid-cap companies. This portion of the portfolio is less liquid than securities with larger capitalizations; consequently, divesting quickly the holdings of your Fund will likely depress prices. The Fund's current closed-end format gives stockholders their liquidity through the ability to sell their shares on the NYSE rather than through redemptions, and is better suited to investing in less liquid markets. The Fund can invest for the long term and not worry about raising short-term cash to meet redemptions. For the fiscal year ended December 31, 2003, the Fund's total return based on net asset value rose 93.1% and its total return based on its share price rose by 102.4%. The Fund's benchmark, the Midcap Market Performance Index, rose only 78.6% during the same period.

      In addition, the Board of Directors and the investment adviser are very interested in attracting German investors to the Fund. Recent changes to the laws in Germany have eliminated the tax disadvantage the Fund has had to domestic funds in Germany, so long as the Fund complies with certain reporting and publication requirements. The Fund is currently investigating the reporting and publication requirements under the new German laws.

      The person behind this proposal is seeking to make use of a stockholder right under the Investment Company Act of 1940 - the right to terminate an investment advisory agreement - to achieve the completely unrelated goal of open-ending your Fund for short-term gain at the expense of remaining stockholders.

      The proposal is the wrong means to the wrong end. It will not cause open-ending, but it could disrupt your Fund's investment program.

          Your Board unanimously recommends a vote AGAINST Proposal 3.

      Required Vote. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the 1940 Act, means the vote of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions and broker-non votes will have the same effect as votes against the proposal.

                        PROPOSAL 4: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that it intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by it will be furnished by the Secretary of the Fund upon request.

      RESOLVED: The shareholders of The New Germany Fund (the "Fund") request the Board of Directors to promptly take the steps necessary to open end the Fund or otherwise enable shareholders to realize the net asset value ("NAV") for their shares.

                              SUPPORTING STATEMENT

      The Fund has traded at double-digit discount to NAV for a long time. On October 3, 2003, the Fund's NAV was $7.36 per share but its shares were trading at only $5.99, a discount of 18.6%.

      Since $7.36 is so much higher than $5.99, some stockholders might wonder why management would not want to open-end the Fund. A Dow Jones news story a few years back revealed what we think is the reason: "It gives shareholders a way to get out at a profit, and so threatens the company's management fees." But what manager is going to admit that?

      Instead, our manager may borrow a trick from Tom Sawyer. Do you remember how Tom got his friends to whitewash Aunt Polly's fence? He tricked them into believing that it was fun, not a chore. Our managers and our Board may try to use a similar strategy to confuse shareholders. Think about it this way. If somebody offered to buy your shares at NAV today, would you like that? Of course you would! Well, if the Fund open-ends, you can sell your shares at NAV at any time. Our managers can't deny that open-ending will increase the value of your shares so they need to convince you that you are better off owning a stock worth $5.99 than one worth $7.36. We are betting that you are not as gullible as Tom Sawyer's friends.

      If we are right and if you would like to see the Fund's discount eliminated, we urge you to vote in favor of this proposal.

                 OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

      Your Board of Directors believes your Fund's closed-end format is one of its essential features. Not having to worry about raising cash on a moment's notice allows the Fund's manager to keep the Fund fully invested and to search out the medium- and smaller-sized German companies that are the Fund's mandate. In contrast, open-end funds must be prepared to liquidate securities regardless of market conditions in order to satisfy stockholder redemption requests. Your Fund is currently over 80% invested in small- and mid-cap companies. This portion of the portfolio is less liquid than securities with larger capitalizations; consequently, divesting quickly the holding of your Fund will likely depress prices.

      The closed-end structure also allows managers to preserve their investment decisions during fluctuating markets. Due to the lack of mandatory redemptions the manager can stay focused on long-term goals rather than being forced to respond to large sentiment swings. Money tends to come into open-end funds during periods of good market performance and out of the same funds during market lows. This forces managers in open-end funds to buy at high prices when new money comes in and sell at low prices to cover redemptions during market bottoms. The closed-end format protects managers from this pressure to focus trading in a poorly timed fashion. For the fiscal year ended December 31, 2003, the Fund's total return based on net asset value rose 93.1% and its total return based on its share price rose by 102.4%. The Fund's benchmark, the Midcap Market Performance Index, rose only 78.6% during the same period.

      Your Fund's shares have traded at a discount to their net asset value in recent years. Your Board of Directors believes there may be some misunderstandings about the market discount of your Fund and other closed-end funds. Market discounts (and premiums) are an inherent consequence of the closed-end format. They are affected by supply and demand factors for Fund shares, but their exact cause has not been adequately explained by financial analysts or academic studies. In any event, discounts can vary widely over time.

      Recognizing that some stockholders nevertheless are troubled when the discount appears to be "too high," your Board of Directors has for a number of years conducted a share repurchase program aimed at reducing the discount. This repurchase program continues, along with efforts to increase market awareness of your Fund.

      The Board of Directors certainly understands that if the Fund were open-ended, certain stockholders would benefit as a result of the ability to redeem their shares at net asset value. Nevertheless, your Board of Directors believes that open-ending the Fund would not benefit stockholders generally, particularly longer-term stockholders. Based on the experience of other closed-end funds that have open-ended in recent years, open-ending would most likely result in the redemption within a relatively short period of a large percentage of the Fund's outstanding shares and require liquidation of a corresponding portion of the Fund's portfolio. Because of the limited liquidity of the markets in which the Fund invests, this could be accomplished only at a loss in the value of the Fund's shares held by remaining stockholders that would result from the portfolio liquidations. Moreover, the increased redemption requests would incur additional transaction costs and leave a smaller amount of assets over which to spread the fixed costs of operation. Both of these factors would increase fees for the remaining stockholders which would further erode their returns.

          Your Board unanimously recommends a vote AGAINST Proposal 4.

Voting Information

      As the proposal is presented as a request for the Board of Directors of the Fund to act, there is no law or regulation that specifies the vote required to pass the proposal. Rather, in considering whether or not to take any action to open-end the Fund or otherwise enable stockholders to realize net asset value for their shares, the Board of Directors will give the request set forth in the proposal such weight as it believes appropriate based on the voting of stockholders for the proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 24, 2004 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:(1)

     Name and Address             Amount and Nature            Percent of
   of Beneficial Owner        of Beneficial Ownership   Outstanding Common Stock
   -------------------        -----------------------   ------------------------
SG Cowan Securities Corp.(2)          2,009,881                   7.02%
1221 Avenue of the Americas
New York, NY 10020

Wachovia Corp.(3)                     2,025,592                   7.62%
One Wachovia Center
Charlotte, NC 28288

----------
(1) Karpus Management, Inc. d/b/a Karpus Investment Management ("Karpus"), with principal corporate offices at 183 Sullys Trail, Pittsford, New York 14534, filed Schedules 13D with respect to the Fund on April 9, 2004 and May 7, 2004 indicating that it held 834,093 shares of the Fund, which represented 5.99% of the outstanding shares of the Fund. The filings also indicate that certain principals of Karpus hold 11,870 additional shares of the Fund. Based on the calculation by management, Karpus' holdings, including the holdings by certain principals, represent 3.3% of the outstanding shares of the Fund. To the knowledge of management, no other
      Schedule 13D or 13G had been filed by such entity with respect to the Fund as of May 24, 2004.

(2) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 14, 2002. To the knowledge of management, no other Schedule 13D or 13G had been filed by such entity with respect to the Fund as of May 24, 2004.

(3) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 11, 2004. To the knowledge of management, no other Schedule 13D or 13G had been filed by such entity with respect to the Fund as of May 24, 2004.

                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's manager, is located at 60 Wall Street, New York, New York 10005.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended December 31, 2003, the Fund filed on a timely basis Forms 4 (Statement of Changes of Beneficial Ownership of Securities) for all Directors and Officers.

                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the meeting.

                             STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2005 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, Attention: Secretary, on or before January 26, 2005.

      In addition, the Fund's By-laws currently provide that if a stockholder desires to bring business (including director nominations) before the 2005 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the By-laws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 26, 2005 and February 25, 2005. For additional requirements, the stockholder may refer to the By-laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-laws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2003 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.

                                        Bruce A. Rosenblum
                                        Secretary

Dated: May 26, 2004

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it to the Fund.

                                                                       EXHIBIT A

                           THE NEW GERMANY FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER
                (Amended and Restated as of October 31, 2003; and
                       further amended on April 23, 2004)

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.(1) The Board of Directors (the "Board") shall determine that each member is "financially literate," and that at least one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

      No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. The Board has determined that simultaneous service on the audit committees of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. (the "Related Funds") would not impair a director's ability to effectively serve on the Audit Committee because, among other reasons, the boards of directors and audit committees of all three closed-end funds generally meet concurrently, have substantial director overlaps, have common service providers, and have many operating, financial reporting and accounting issues in common. The Board has further determined that service on the Audit Committee of the Company and the audit committees of the Related Funds should be considered service on a single public company audit committee for purposes of the three-audit committee limitation.

      Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      The Board shall designate one member of the Audit Committee as its chairperson.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to:

      1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and

      2. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

----------
(1) In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director's fees and (b) any other regular benefits that other directors receive, or (2) be an "interested person" of the Company as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and
      (iii) representations made by management as to any non-audit services provided by the auditors to the Company, to the Company's investment manager or investment adviser or any entity in a control relationship with the investment manager or investment adviser, or to the Company's custodian (including sub-custodians).

      The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the
      (a) Company, (b) the Company's investment manager or investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser, whether or not it provides services to the Company, and including at least the matters set forth in Independence Standards Board No. 1. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company's Audit Committee.

      The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause
      (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Company's investment manager and investment adviser, and (c) any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company.

III. Meetings of the Audit Committee: The Audit Committee shall meet semi-annually or more frequently if circumstances dictate, to discuss with management and the independent auditor the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the independent auditors,

            (i) to be directly responsible for the appointment, retention, compensation, and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board;

            (ii) to be directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee:

            (iii) to  pre-approve,  or  to  adopt   appropriate   procedures  to
                  pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company's investment manager and investment adviser and any entity in a control relationship with the investment manager or investment adviser that provides ongoing services to the Company;

            (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

            (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

            (vi) to review and evaluate the qualifications, performance and independence of the independent auditors, as well as the lead partner of the independent auditors;

           (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

           (viii) to take into account the opinions of management in assessing the independent auditors' qualifications, performance and independence;

      2. with respect to financial reporting principles and policies and internal audit controls and procedures,

            (i) to advise management, relevant service providers and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU
                  Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of internal controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the independent auditors' responsibility under generally accepted auditing standards;

                  o     any restriction on audit scope;

                  o     significant accounting policies;

                  o significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                  o     management judgments and accounting estimates;

                  o any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

                  o the responsibility of the independent auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o     major  issues   discussed  with   management   prior  to
                        retention of the independent auditors;

                  o difficulties encountered with management in performing the audit;

                  o     the   independent    auditors'   judgments   about   the
                        preferability, not just acceptability, of the Company's accounting principles; and

                  o     reviews,  if  any,  of  interim  financial   information
                        conducted in accordance with generally accepted auditing standards by the independent auditors;

                  (iii) to meet with management,  the independent  auditors and, if appropriate, the relevant service providers:

                  o     to discuss the scope of the annual audit;

                  o to discuss the annual audited financial statements and any interim financial statements;

                  o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, relevant service providers or the independent auditors, relating to the Company's financial statements;

                  o to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                  o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                  o to review the form of opinion the independent auditors propose to render to the Board and stockholders;

                  o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services; and

                  o to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

            (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or service providers that have a significant role in the Company's internal control over financial reporting;

            (v)   to discuss with management and any relevant service  providers
                  the  semi-annual   financial  statements  at  the  next  Audit
                  Committee meeting following their issuance;

            (vi) to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company's exposure to risk, and to discuss the Company's most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

            (vii) to obtain from the  independent  auditors  assurance  that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

            (viii)to discuss  with the  respective  counsel  for the Company and the investment manager any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

            (ix)  to  establish  procedures  for  the  receipt,   retention  and
                  treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company, the investment manager or investment adviser, or employees of any other service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters;

            (x) to consider any reports concerning material violations submitted to the Audit Committee by the Company's Chief Legal Officer, counsel for service providers or outside counsel pursuant to the SEC attorney professional responsibility rules, any service provider's attorney reporting policy (which may be broader than the SEC rules) or otherwise and determine what action or response is necessary or appropriate; and

            (xi) to review policies of the investment manager and investment adviser, and any entity within the Company's Investment Company Complex, as such term is defined in Rule 2-01(f)(14) of Regulation S-X, for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

            (iii) to review this  charter at least  annually and  recommend  any changes to the full Board;

            (iv) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

            (v) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this  charter.  The  performance  evaluation  by the  Audit
                  Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.



V. Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisers, as it deems necessary or appropriate, without seeking approval of the Board or management. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

                                                                       EXHIBIT B

                              THE NEW GERMANY, INC.
                                  (the "Fund")

                          NOMINATING COMMITTEE CHARTER
                         (Adopted as of April 23, 2004)

      The Board of Directors (the "Board") of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

Statement of Purposes and Responsibilities

      The primary purposes and responsibilities of the Committee are:

       (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

       (ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund's annual proxy statement;

       (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors;

       (iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

       (v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund's By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

       (vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

       (vii) to make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

       (viii) to review with counsel, at least annually, each Director's affiliations and relationships for purposes of determining whether such Director is a person who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

       (ix) to assist management in the preparation of the disclosure in the Fund's annual proxy statement regarding the operations of the Committee; and

       (x)    to  perform  any  other  duties  or   responsibilities   expressly
              delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

Organization and Governance

      The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      One or more members of the Committee may be designated by the Board as the Committee's chairperson or co-chairperson, as the case may be.

      The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund's By-laws.

Criteria for Director Nominees

      To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge, as defined in the Fund's By-laws, and must not have any Conflict of Interest, as defined in the Fund's By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors, (ii) the Fund's officers, (ii) the Fund's investment manager, investment adviser or their affiliates, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

      The  Committee  will consider  nominee  candidates  properly  submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund's annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                                                                       EXHIBIT C

                              THE NEW GERMANY, INC.
                               EXCERPTS OF BY-LAWS
               (as Amended and Restated as of January 31, 2000 and
                       further amended on July 16, 2001)

Article II

      Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
      (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of "Relevant Experience and Country Knowledge" in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a "Conflict of Interest" as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and

      (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

            (3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with
      Article  III,  Section  2  of  these  Bylaws,   and  there  is  no  public
      announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this
Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

            (2) For purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

            (3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this
      Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

      Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, (d) December 31 of the year in which he or she shall have reached 70 years of age, or (e) his or her removal; provided that clause (d) shall not apply to any person who was a Director on October 15, 1999 or to any person who the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person's prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person's services as a Director. The determination described in the previous sentence shall be made on or before July 31 of the year in which the Director in question reaches the age specified in clause (d). To be eligible for nomination as a director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

     "Relevant Experience and Country Knowledge" means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

      (1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

      (2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

      (3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

      (4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

      (5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

      (6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

      (7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term "financial or industrial business" includes a financial or industrial business unit within a larger enterprise; the term "investment businesses or vehicles" includes an investment business unit or investment vehicle within a larger enterprise; the term "investment management business" includes an investment management business unit within a larger enterprise; and the term "investment vehicle" includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

     "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

      (1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

      (2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

      (3)   current  position  as  an  official  of  a  governmental  agency  or
            self-regulatory  body  having   responsibility  for  regulating  the
            Corporation or the markets in which it proposes to invest.

                                                                       EXHIBIT D

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT dated as of January 31, 1990, between The New Germany Fund, Inc., a Maryland corporation ("Fund"), and DB Capital Management International GmbH, a West German corporation ("CMI").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain CMI to render certain specified investment advisory services to the Fund; and

      WHEREAS, CMI is willing to render such services if and so long as a certain Management Agreement, dated as of January 31, 1990, between the Fund and Deutsche Bank Capital Corporation ("DBCC") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Investment Adviser. CMI, in accordance with the Fund's stated investment objectives, policies and limitations, will make recommendations with respect to the Fund's investments and, upon instructions given by DBCC as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

      2. Fees and Expenses.

            2.1 The Fund will pay CMI an annual advisory fee hereunder of 0.35% of the Fund's average weekly net assets to U.S. $100 million and 0.25% of such assets in excess of U.S. $100 million, computed by DBCC on the basis of net asset value at the end of each week and payable at the end of each calendar month.

            2.2 CMI shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. The Fund will indemnify CMI for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) CMI incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

            2.3 Payments to CMI shall be made in U.S. Dollars to its account with Deutsche Bank AG, New York branch.

      3. Liability.

            3.1 Neither CMI nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that CMI shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the
      Investment Company Act), or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

            3.2 CMI does not assume responsibility for the acts or omissions of any other person.

            3.3 CMI shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock out or acts of domestic or foreign authorities).

      4. Services Not Exclusive. It is understood that the services of CMI are not deemed to be exclusive, and nothing in this Agreement shall prevent CMI or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of CMI desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by CMI to be equitable to such clients.

      5. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund at 31 West 52nd Street, New York, New York 10019, Attention: Secretary; and (2) to CMI at Taunusanlage 12, D 6000 Frankfurt am Main 1, Attention: Managing Director, Investment Policy Committee.

      6. Miscellaneous.

            6.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of the Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to CMI by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to CMI, or by CMI upon not less than sixty days' written notice to the Fund.

            This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or
      (ii) upon termination of the Management Agreement dated as of January 31, 1990, between the Fund and DBCC.

            6.2 This Agreement shall be construed in accordance with the laws of the Federal Republic of Germany.

            6.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            6.4 If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

            6.5 Nothing herein shall be construed as constituting CMI an agent of the Fund.

            6.6  CMI  shall  be   entitled  to  rely  on  any  notice  or  other
      communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         THE NEW GERMANY FUND, INC.

                                         By: /s/ ROBERT GAMBEE
                                            --------------------------
                                            Name: Robert Gambee
                                            Title: VP, Secy, Treasurer


                                         DB CAPITAL MANAGEMENT
                                         INTERNATIONAL GmbH

                                         By: /s/ HANNES-JOERG BAUMANN
                                            -------------------------------
                                            Name: Hannes-Joerg Baumann
                                            Title: Deputy Managing Director

                                         By: /s/ WILLIAM RONALD RICHARDS
                                            -----------------------------
                                            Name: William Ronald Richards
                                            Title: Managing Director

                                                                       EXHIBIT E

                              MANAGEMENT AGREEMENT

      AGREEMENT  dated as of January 31,  1990,  between  The New Germany  Fund,
Inc.,  a  Maryland   corporation   (the  "Fund"),   and  Deutsche  Bank  Capital
Corporation, a New York corporation ("Deutsche Bank Capital").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of Investment Company, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain Deutsche Bank Capital to render certain specified management services to the Fund; and

      WHEREAS, Deutsche Bank Capital is willing to render such services if and so long as the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and DB Capital Management International GmbH ("CMI") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

            1. Manager. Deutsche Bank Capital shall be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors of the Fund and pursuant to recommendations made by CMI, will determine suitable securities for investment by the Fund. It will handle the Fund's relationships with its shareholders including responding to shareholder inquiries relating to the Fund, be responsible for, arrange and monitor compliance with regulatory requirements and compliance with New York Stock Exchange listing requirements and negotiate contractual arrangements with third party service providers, including but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Capital will also provide office facilities and personnel adequate to perform these services, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend paying agent. Deutsche Bank Capital will also determine and publish the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establish the Fund's operating expense budgets and authorize the payment of actual operating expenses incurred; calculate the amount of dividends and distributions to be declared and paid to the Fund's shareholders; provide to the Board of Directors those financial analyses and reports necessary for the Board to fulfill their fiduciary responsibilities; maintain the books and records of the Fund required under Rule 31a 1 under the Investment Company Act (other than those being maintained by the Fund's custodians and transfer and dividend paying agent, as to which Deutsche Bank Capital will oversee such maintenance); prepare the Fund's
      U.S. Federal, state and local income tax returns; prepare financial information for the Fund's proxy statement quarterly and annual reports to shareholders; and prepare the Fund's reports to the Securities and Exchange Commission.

            2. Fees. The Fund will pay Deutsche Bank Capital an annual management fee hereunder of .65% of the Fund's average weekly net assets up to U.S. $100 million, .55% of such assets in excess of U.S. $100 million up to $500 million and .50% of such assets in excess of $500 million, computed in each case on the basis of net asset value at the end of each week and payable at the end of each calendar month.

            3. Expenses. Deutsche Bank Capital shall bear all expenses of its employees and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the Investment Company
      Act) of Deutsche Bank Capital. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as defined in the Investment Company Act) of any other party; out of pocket travel expenses for all directors who are not interested persons (as defined in the Investment Company Act) of any other party and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's legal counsel and independent auditors; custodian, dividend paying and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

      4. Liability.

            4.1 Neither Deutsche Bank Capital nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that Deutsche Bank Capital shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the Investment Company Act and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or
      (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

            4.2 Deutsche Bank Capital does not assume responsibility for the acts or omissions of any other person.

      5. Services Not Exclusive. It is understood that the services of Deutsche Bank Capital are not deemed to be exclusive, and nothing in this Agreement shall prevent Deutsche Bank Capital, or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Deutsche Bank Capital desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by Deutsche Bank Capital to be equitable to such clients.

      6. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Deutsche Bank Capital at 31 West 52nd Street, New York, New York 10019, Attention: Office of Funds Administration; and
(2) to the Fund at 31 West 52nd  Street,  New York,  New York 10019,  Attention:
Secretary.

      7. Miscellaneous.

            7.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to Deutsche Bank Capital by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to

      Deutsche Bank Capital, or by Deutsche Bank Capital upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and CMI.

            7.2 This Agreement shall be construed in accordance with the laws of the State of New York.

            7.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            7.4 If any provisions of this Agreement shall be held or made invalid in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

            7.5 Nothing herein shall be construed as constituting Deutsche Bank Capital an agent of the Fund.

            7.6 Deutsche Bank Capital shall be entitled to rely on any notice or communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         THE NEW GERMANY FUND, INC.

                                         By: /s/ ROBERT GAMBEE
                                             --------------------------
                                             Name: Robert Gambee
                                             Title: VP, Secy, Treasurer


                                         DEUTSCHE BANK CAPITAL
                                         CORPORATION

                                         By: /s/ CHRISTIAN H. STRENGER
                                             ---------------------------
                                             Name:
                                             Title: Managing Director

                               [GRAPHIC OMITTED]

PROXY                        THE NEW GERMANY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Bruce A. Rosenblum and Patricia Rosch Carrington, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 22, 2004 at 280 Park Avenue, 40th Floor West, New York, New York 10017, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "For" each of the nominees for director, "For" Proposal 2 and "Against" Proposals 3 and 4, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1. |_| FOR each of the nominees    |_| WITHHOLD AUTHORITY   |_| FOR all nominees
       for director listed below.      as to all listed         except as marked
                                       nominees.                to the contrary
                                                                below.

    (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                           Ambassador Richard R. Burt
                              Richard Karl Goeltz
                             Christian H. Strenger
                              Robert H. Wadsworth
                                 Werner Walbrol

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004.

             |_| FOR                |_| AGAINST             |_| ABSTAIN

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3

3. To approve a stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

             |_| FOR                |_| AGAINST             |_| ABSTAIN

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 4

4. To approve a stockholder proposal to request that the Board of Directors promptly take the steps necessary to open end the Fund or otherwise enable stockholders to realize net asset value for their shares.

             |_| FOR                |_| AGAINST             |_| ABSTAIN

--------------------------------------------------------------------------------

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).


                                         ---------------------------------------
                                                       Signature


                                         ---------------------------------------
                                              Signature, if held jointly


                                            Dated: _______________________, 2004